UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 17, 2006

                           Blue Wireless & Data, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         000-26235                                      54-1921580
    (Commission File Number)              (I.R.S. Employer Identification No.)

                3001 Knox Street, Suite 401, Dallas, Texas 75205
              (Address of Principal Executive Offices and Zip Code)

                                 (214) 744-0353
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ [ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01  Change of Registrant's Certifying Accountant

     Effective April 19, 2006, Blue Wireless & Data, Inc. (the "Company") engaged Chapman, Hext & Co, P.C as the principal accountant to audit the Company's financial statements.

     The reports of Davis Kinard & Co., P.C. (the Company's former independent auditors) on the Company's financial statements for fiscal years 2003 and 2004 contained an explanatory paragraph expressing substantial doubt with respect to the Company's ability to continue as a going concern.


Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective April 17, 2006, Mr. M. Taber Wetz, age 27, was appointed interim Chief Financial Officer for the Company.

     Since April 2005, Mr. Wetz has served as president of MAC Partners, LP, which is party to a Management Services Agreement with the Company. Mr. Wetz began work as a financial analyst and has been working for MAC Partners since 2002. Prior to working with MAC Partners, Mr. Wetz worked as a financial analyst for Visual Strategies, LLC in 2001 and Remote Solutions, Inc. in 2002. Mr. Wetz also worked for Aurion Technologies in 2000 and 2001 as a financial analyst. Mr. Wetz also serves on the Board of Directors of Siam Imports, Inc. Mr. Wetz received a Bachelor degree in Finance from Oklahoma State University in 2001.

     In February 2005 Mr. Wetz entered into a consulting agreement with the Company, pursuant to which Mr. Wetz was awarded 6 million shares of common stock of the Company in consideration for his services. The agreement was terminated effective November 1, 2005.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Blue Wireless & Data , Inc.
                                     ---------------------------
                                          (Registrant)

Date: April 19, 2006                     By: /s/ Dennis G. McLaughlin, III
                                         ---------------------------------
                                         Dennis G. McLaughlin, III
                                         Chairman


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